Notes Payable	9 Months Ended
Jun. 30, 2013
Debt Disclosure [Abstract]
Notes Payable

5. Notes Payable

        In the second quarter of the 2013 fiscal year, the Company issued in a private placement an aggregate of $6,750 of unsecured notes with an annual interest rate of 10% (the "Notes"). The Notes mature in January 2016 and are subject to mandatory prepayment in the event the Company completes a qualifying initial public offering. As such, the Company repaid the notes in June 2013 in connection with the closing of the IPO, including accrued interest of $252 through the IPO date.

        In connection with the issuance of the Notes, the Company issued to the purchasers of the Notes detachable warrants to purchase an aggregate of 86 shares of common stock with an exercise price equal to the greater of $13.92 and 90% of the price at which shares of common stock are offered to the public in a qualifying initial public offering. The warrants are exercisable upon the earlier of a qualifying initial public offering or the date before the expiration of the warrants in January 2018. The Company recorded the fair value of the warrants, calculated using the Black-Scholes model, as a discount to the Notes. Since the exercise price was not fixed upon the issuance of the warrants, the fair value of the warrants of $454 was initially classified as other long-term liability. As a result of the completion of the IPO, the exercise price is fixed and the fair value of the warrants of $435 was reclassified to additional paid-in capital. The unamortized debt discount of $405 was recognized as interest expense upon repayment of the notes.